Exhibit (e)(3)

APPENDIX A

To Master Distribution Agreement dated January 13, 2010

(As amended February 12, 2016)

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
CASH ACCOUNT TRUST
	Government & Agency Securities Portfolio Share Classes: Deutsche Government & Agency Money Fund, Deutsche Government Cash Institutional Shares, Government Cash Managed Shares, and Service Shares	January 13, 2010	September 30, 2010

Tax-Exempt Portfolio

Share Classes: Deutsche Tax-Exempt Cash Institutional Shares, Deutsche Tax-Exempt Money Fund, Deutsche Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares, and Tax-Free Investment Class

		January 13, 2010	September 30, 2010
CASH RESERVE FUND, INC.
	Prime Series Share Classes: Prime Institutional Shares and Prime Shares	January 13, 2010	September 30, 2010
DEUTSCHE ASSET ALLOCATION TRUST
	Deutsche Multi-Asset Conservative Allocation Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	Deutsche Multi-Asset Global Allocation Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	Deutsche Multi-Asset Moderate Allocation Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
DEUTSCHE FUNDS TRUST

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DEUTSCHE GLOBAL/ INTERNATIONAL FUND, INC.
	Deutsche Enhanced Emerging Markets Fixed Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Enhanced Global Bond Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	Deutsche European Equity Fund Share Classes: Class A, Class C, Class S, and Institutional Class	November 3, 2014	September 30, 2016
	Deutsche Global Growth Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Global Infrastructure Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Global Small Cap Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE INCOME TRUST
	Deutsche Core Fixed Income Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Global High Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Global Inflation Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche GNMA Fund Share Classes: Class A, Class R, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche High Income Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement

	Deutsche Limited Maturity Quality Income Fund Share Classes: Institutional Shares and Investment Class	September 28, 2015	September 30, 2016
	Deutsche Short Duration Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Strategic Government Securities Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Ultra-Short Duration Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Ultra-Short Investment Grade Fund Share Classes: Institutional Shares and Investment Class	September 28, 2015	September 30, 2016
	Deutsche Unconstrained Income Fund Share Classes: Class A, Class C, Class R6, Class S and Institutional Class	February 1, 2011	September 30, 2011
DEUTSCHE INSTITUTIONAL FUNDS
	Deutsche EAFE Equity Index Fund Share Class: Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Equity 500 Index Fund Share Classes: Class S and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche S&P 500 Index Fund Share Classes: Class A, Class C, and Class S	April 29, 2011	September 30, 2011
	Deutsche U.S. Bond Index Fund Share Classes: Class A, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE INTERNATIONAL FUND, INC.

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche CROCI International Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Emerging Markets Equity Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Emerging Markets Frontier Fund Share Classes: Class A, Class C, Class S, and Institutional Class	September 15, 2014	September 30, 2015
	Deutsche Global Equity Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Latin America Equity Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche World Dividend Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE INVESTMENT TRUST
	Deutsche Capital Growth Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Core Equity Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche CROCI U.S. Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	April 1, 2015	September 30, 2016
	Deutsche Large Cap Focus Growth Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Mid Cap Growth Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement

	Deutsche Small Cap Core Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	Deutsche Small Cap Growth Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
DEUTSCHE INVESTMENTS VIT FUNDS
	Deutsche Equity 500 Index VIP Share Classes: Class A, Class B, and Class B2	January 13, 2010	September 30, 2010
	Deutsche Small Cap Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DEUTSCHE MARKET TRUST
	Deutsche Alternative Asset Allocation Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Diversified Market Neutral Fund Share Classes: Class A, Class C, Class S, and Institutional Class	December 1, 2011	September 30, 2012
	Deutsche Global Income Builder Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Select Alternative Allocation Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	December 1, 2011	September 30, 2012
	Deutsche Strategic Equity Long/Short Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 1, 2014	September 30, 2015

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DEUTSCHE MONEY FUNDS
	Deutsche Money Market Prime Series Share Classes: Deutsche Cash Investment Trust Class A, Deutsche Cash Investment Trust Class C, Deutsche Cash Investment Trust Class S, and Deutsche Money Market Fund	January 13, 2010	September 30, 2010
DEUTSCHE MUNICIPAL TRUST
	Deutsche Managed Municipal Bond Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Short-Term Municipal Bond Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	Deutsche Strategic High Yield Tax-Free Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE PORTFOLIO TRUST
	Deutsche Core Plus Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Floating Rate Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE SECURITIES TRUST
	Deutsche Communications Fund Share Classes: Class A, Class C, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche CROCI Sector Opportunities Fund Share Classes: Class A, Class C, Class S, and Institutional Class	June 2, 2014	September 30, 2015
	Deutsche Enhanced Commodity Strategy Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 29, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement

	Deutsche Global Real Estate Securities Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Gold & Precious Metals Fund Share Classes: Class A, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
	Deutsche Health and Wellness Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche MLP & Energy Infrastructure Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 27, 2015	September 30, 2016
	Deutsche Real Estate Securities Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	Deutsche Real Estate Securities Income Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	September 20, 2013	September 30, 2014
	Deutsche Science and Technology Fund Share Classes: Class A, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
DEUTSCHE STATE TAX-FREE INCOME SERIES
	Deutsche California Tax-Free Income Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	Deutsche Massachusetts Tax-Free Fund Share Classes: Class A, Class C, and Class S	August 1, 2011	September 30, 2011
	Deutsche New York Tax-Free Income Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DEUTSCHE TAX FREE TRUST
	Deutsche Intermediate Tax/AMT Free Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE VALUE SERIES, INC.
	Deutsche CROCI Equity Dividend Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Large Cap Value Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Mid Cap Value Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	Deutsche Small Cap Value Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE VARIABLE SERIES I
	Deutsche Bond VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Capital Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Core Equity VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche CROCI International VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Global Small Cap VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DEUTSCHE VARIABLE SERIES II
	Deutsche Alternative Asset Allocation VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Global Equity VIP Share Class: Class A	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	Deutsche Global Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Global Income Builder VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Government & Agency Securities VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche High Income VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Large Cap Value VIP Share Class: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Money Market VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Small Mid Cap Growth VIP Share Class: Class A	January 13, 2010	September 30, 2010
	Deutsche Small Mid Cap Value VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	Deutsche Unconstrained Income VIP Share Class: Class A	January 13, 2010	September 30, 2010
DWS MONEY MARKET TRUST
	Cash Management Fund Share Classes: Institutional Shares	April 29, 2011	September 30, 2011
	Cash Reserves Fund Institutional	April 29, 2011	September 30, 2011
	Daily Assets Fund Share Class: Capital Shares and Institutional Shares	November 1, 2011	September 30, 2012
	Deutsche Money Market Series Share Class: Institutional Class	January 13, 2010	September 30, 2010
	NY Tax Free Money Fund Share Classes: Investment Class and Tax-Exempt New York Money Market Fund Class	April 29, 2011	September 30, 2011
	Tax Free Money Fund Investment Share Classes: Premier Shares	April 29, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement

INVESTORS CASH TRUST
	Deutsche Variable NAV Money Fund Share Classes: Capital Shares and Institutional Shares	January 13, 2010	September 30, 2010
	Treasury Portfolio Share Classes: Capital Shares, Deutsche U.S. Treasury Money Fund Class S, Institutional Shares, and Investment Class Shares	January 13, 2010	September 30, 2010
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND	Share Classes: Institutional Shares and Premier Shares	January 13, 2010	September 30, 2010

On behalf of the above-listed entities in Appendix A

By: /s/ John Millette
Name: John Millette
Title: Vice President and Secretary

DEAWM DISTRIBUTORS, INC.

By: /s/ Cynthia Nestle
Name: Cynthia Nestle
Title: Chief Operating Officer

DEAWM DISTRIBUTORS, INC.

By: /s/ Caroline Pearson
Name: Caroline Pearson
Title: Secretary